SUBSCRIPTION AGREEMENT


Rokwader, Inc.
23950 Craftsman Road
Calabasas, CA  91302
Telephone (818) 224-3675

Attn:       Yale Farar, President

Re:         Prospectus, dated ___, 2005


Dear Mr. Farar:
The undersigned investor ("Investor") in this Subscription Agreement ("Agreement") hereby acknowledges receipt of the prospectus ("Prospectus"), dated June __, 2005 of Rokwader, Inc., a Delaware corporation ("Rokwader"), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus. The Investor agrees that this Agreement is subject to availability and acceptance by Rokwader.

The Investor hereby subscribes for ________________ shares of Rokwader's common stock ("Common Stock") at $0.75 per share, for an aggregate purchase price of $____________. Enclosed are the Investor's check made payable to "City National Bank/Rokwader, Inc.'s Escrow Account" and W-9 form, to be forwarded to the escrow account by Rokwader. The Investor may also elect to submit his or her subscription funds to the escrow account via wire transfer as provided in this Agreement, after providing the required W-9 form to Rokwader.

The Investor hereby acknowledges that City National Bank is acting solely as escrow holder in connection with the offering of Common Stock and makes no recommendation with respect thereto. City National Bank has made no investigation regarding the offering or any person or entity involved in the offering.


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WIRING INSTRUCTIONS:                            ACCEPTED AND AGREED:

ABA #[______________________]                   --------------------------------
City National Bank                              Signature of Investor
A/C[ ________________________]
f/f/c Trust account # [___________]             --------------------------------
Account Name:  Rokwader, Inc.                   Print Full Name
Attn:  [______________________]
                                                --------------------------------
                                                Street Address

                                                --------------------------------
                                                City, State, Zip

                                                --------------------------------
                                                Area Code and Telephone Number

                                                --------------------------------
                                                Social Security Number

                                                ACCEPTED AND AGREED:

                                                Rokwader, Inc.

                                                By:
                                                   -----------------------------
                                                   Yale Farar, President